NeoForce Group, Inc. Acquisition (Tables)	9 Months Ended
Sep. 30, 2015
Business Combinations [Abstract]
Schedule of Aggregate Purchase Price Consideration	The aggregate purchase price consideration was as follows (in thousands):

Cash consideration	$1,000
Fair value of contingent consideration	153

Total purchase price consideration	$1,153

Fair Values of Assets Acquired	The fair values of assets acquired at the transaction date are summarized below:

Net tangible assets acquired	$39
Customer contracts	260
Patents	136
Goodwill	718

Net Assets Acquired	$1,153

Schedule of Unaudited Pro Forma Financial Information

The following table presents the unaudited pro forma results of Capnia, Inc. (including the operations of Neoforce Group) for the nine months ended September 30, 2014 and the nine months ended September 30, 2015 (in thousands, except per share amounts). The unaudited pro forma financial information combines the results of operations of Capnia and NeoForce Group as though the companies had been combined as of the beginning of each of the fiscal periods presented. As of September 8, 2015, the date of the acquisition, the results of NFI have been combined with Capnia as a wholly-owned subsidiary. The unaudited pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of fiscal 2014 or 2015.

	September 30,	September 30
	2015	2014
Pro forma total revenues	$928	$710
Pro forma net loss	$(13,122)	$(6,040)
Pro forma net loss per share – basic and diluted	$(1.60)	$(11.27)
Pro forma weighted-average shares-basic and diluted	7,243,164	535,685